UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

MARKETWATCH.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25113	94-3315360
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

825 Battery Street
San Francisco, California    94111
(Address of principal executive offices including zip code)

(415) 733-0500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
Exhibit 99.1	Press Release issued by MarketWatch.com, Inc. dated October 22, 2003.

Item 12. Results of Operations and Financial Condition

On October 22, 2003, MarketWatch.com, Inc. (the "Company") announced via press release the Company's preliminary results for its third quarter ended September 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

MarketWatch.com, Inc.

By:	/s/ JOAN P. PLATT

Joan P. Platt
Chief Financial Officer

Dated: October 22, 2003

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99.1	Press Release dated October 22, 2003.